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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 22, 2001
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                            DATA CRITICAL CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-27855                91-1901482
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                      19820 North Creek Parkway, Suite 100
                            Bothell, Washington 98011
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               (Address of principal executive offices) (Zip Code)

                                 (425) 482-7000
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


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Item 5.  Other Events

         On August 22, 2001, the U.S. Department of Justice and the Federal Trade Commission granted early termination of the waiting period required under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, or HSR Act, for applications related to the proposed merger of Data Critical with Ether Merger Corp., an indirect wholly owned subsidiary of General Electric Company, or GE.

         Copies of the Agreement and Plan of Merger among GE, Ether and Data Critical and Data Critical's press release announcing termination of the HSR Act waiting period are attached as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         2.1 Agreement and Plan of Merger, dated as of July 19, 2001, by and among General Electric Company, Ether Merger Corp. and Data Critical Corporation (incorporated by reference to Exhibit 2.1 to Data Critical's current report on Form 8-K filed on July 23,
               2001)

         99.1  Press Release issued by Data Critical Corporation on August 30,
               2001



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DATA CRITICAL CORPORATION

Dated:  August 31, 2001                 By /s/ Michael E. Singer
                                           -------------------------------------
                                           Michael E. Singer
                                           Executive Vice President and Chief
                                           Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
      2.1        Agreement and Plan of Merger, dated as of July 19, 2001, by and among General Electric Company, Ether Merger Corp. and
                 Data Critical Corporation (incorporated by reference to
                 Exhibit 2.1 to Data Critical's current report on Form 8-K filed on July 23, 2001)

     99.1        Press Release issued by Data Critical Corporation on August 30,
                 2001